EMPLOYEE BENEFITS	12 Months Ended
Sep. 30, 2025
Retirement Benefits [Abstract]
EMPLOYEE BENEFITS

18.	EMPLOYEE BENEFITS

Full time employees of the Group in the PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund and other welfare benefits are provided to the employees. Chinese labor regulations require that the PRC subsidiaries make contributions to the government for these benefits based on certain percentages of the employees’ salaries, up to a maximum amount specified by the local government. The Group has no legal obligation for the benefits beyond the contributions made. Total amounts of such employee benefit expenses, which were expensed as incurred, were approximately RMB1,099,419, RMB1,253,553 and RMB1,289,194 (US$181,092) for the years ended September 30,2023, 2024 and 2025, respectively.